                                                                   EXHIBIT 10.22

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT


        THIS THIRD AMENDMENT TO CREDIT AGREEMENT is made and dated as of December 8, 1999 (the "AMENDMENT") among PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation (the "COMPANY"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Agent (the "AGENT"), and amends that certain Credit Agreement dated as of October 31, 1996, as amended by that certain First Amendment to Credit Agreement dated as of August 15, 1997 and that certain Second Amendment to Credit Agreement dated as of December 31, 1997 (as so amended, the "CREDIT AGREEMENT").


                                    RECITALS

        WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

        2. Amendment. The Credit Agreement is hereby amended as follows:

               2.1 Amendments to Section 1.1.

                      (a) The definitions of the terms "Applicable Level" and "Applicable Margin" in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

               "Applicable Level" means one of the levels set forth below determined by the Senior Unsecured Debt Rating as follows:

                      "Level 1" means any period during which the Senior
               Unsecured Debt Rating is better than or equal to (i) BBB+ by S&P and/or (ii) Baa1 by Moody's.



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

                      "Level 2" means any period (other than a Level 1 Period)
               during which the Senior Unsecured Debt Rating is better than or equal to (i) BBB by S&P and/or (ii) Baa2 by Moody's.

                      "Level 3" means any period (other than a Level 1 Period or
               Level 2 Period) during which the Senior Unsecured Debt Rating is better than or equal to (i) BBB- by S&P and/or (ii) Baa3 by Moody's.

                      "Level 4" means any period (other than a Level 1 Period,
               Level 2 Period or Level 3 Period) during which the Senior Unsecured Debt Rating is better than or equal to (i) BB+ by S&P and/or (ii) Ba1 by Moody's.

                      "Level 5" means any period (other than a Level 1 Period,
               Level 2 Period, Level 3 Period or Level 4 Period) during which the Senior Unsecured Debt Rating is better than or equal to (i) BB by S&P and/or (ii) Ba2 by Moody's.

                      "Level 6" means any period other than a Level 1 Period,
               Level 2 Period, Level 3 Period, Level 4 Period or Level 5 Period.

               For purposes of the foregoing, (a) if the Senior Unsecured Debt Ratings fall within different Levels, the Applicable Level shall be based upon the higher (numerically lower) of the available Levels unless such Levels are more than one Level apart, in which case the Applicable Level shall be one Level higher than the lower Level; (b) if only one Senior Unsecured Debt Rating exists, the Applicable Level shall be based upon the Level in which such rating falls; and (c) if no Senior Unsecured Debt Rating shall be available from at least one of S&P or Moody's, the Applicable Level shall be Level 6.

               "Applicable Margin" means, in the case of Facility Fees, Base Rate Committed Loans or LIBOR Committed Loans, a rate per annum determined by reference to the Applicable Level as follows:

                          Applicable Base     Applicable LIBOR
  Applicable Level          Rate Margin         Rate Margin        Facility Fee
---------------------     ---------------     ----------------     ------------
Level 1                          0.0%               0.625%            0.175%
Level 2                          0.0%               0.800%            0.200%
Level 3                          0.0%               1.000%            0.250%
Level 4                        0.125%               1.125%            0.375%
Level 5                        0.500%               1.500%            0.500%
Level 6                        1.000%               2.000%            0.750%



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

               Changes in the Applicable Margin shall take effect (i) in the case of the Applicable LIBOR Rate Margin for LIBOR Loans, at the beginning of the following Interest Period and (ii) otherwise, as of the date of public announcement by S&P or Moody's, as applicable.

                      (b) There shall be added to Section 1.1 of the Credit Agreement, in appropriate alphabetical sequence, a new definition reading in its entirety as follows:

               "Investment Grade Rating Date" means the date upon which the Company has received Senior Unsecured Debt Ratings of BBB- or better by S&P and Baa3 or better by Moody's.

               2.2 Amendment to Section 2.9. Section 2.9 of the Credit Agreement is hereby amended by deleting the date "January 1, 2000" and replacing it with "the effective date of the Third Amendment dated as of December 8, 1999 to this Agreement".

               2.3 Amendments to Section 7.1. Clauses (a) and (b) of Section 7.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                      "(a) prior to the Investment Grade Rating Date, the Company or any of its Subsidiaries may make an Approved Acquisition or may merge or consolidate with or into another Person in an Approved Merger so long as the aggregate value of the cash, stock or other consideration (including Indebtedness assumed by the Company or its Subsidiaries in connection therewith) for any such Approved Acquisition or Approved Merger (exclusive of the acquisition of Harris Methodist Hospital) does not exceed $150,000,000 or such greater amount as may be approved in writing by the Majority Banks;

                      (b) after the Investment Grade Rating Date, the Company or any of its Subsidiaries may make an Approved Acquisition or may merge or consolidate with or into another Person in an Approved Merger; provided that in the case of an Approved Acquisition or an Approved Merger wherein the aggregate value of the cash, stock or other consideration (including Indebtedness assumed by the Company or its Subsidiaries in connection therewith) exceeds or is expected to exceed $150,000,000 (i) the Company shall deliver to the Agent: (A) a written description of such Acquisition, merger or consolidation; and (B) if requested by the Agent, copies of all agreements and Governmental Approvals relating to such Acquisition, merger or consolidation and evidence, that such Acquisition, merger or consolidation is an Approved Acquisition or an Approved Merger; and (ii) the Company shall calculate and deliver to the Agent prior to the consummation of such Acquisition or Approved Merger, the covenants set forth in Section 7.10 showing compliance therewith on a pro



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

        forma basis as though such Acquisition or Approved Merger had been consummated on the first day of the fourth fiscal quarter immediately prior to the date of determination;"

               2.4 Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "7.7 Restricted Payments. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that

                      (a) the Company may declare and make dividend payments or other distributions payable solely in its common stock;

                      (b) any Subsidiary may declare, pay dividends or make other distributions to its shareholders so long as the same is done on a nondiscriminatory basis;

                      (c) the Company may purchase, redeem or otherwise acquire shares of its common stock or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock; and

                      (d) from and after December 1, 1997, the Company may expend up to $1,000,000,000 in connection with the repurchase of its capital stock, provided, that, immediately after giving effect to such proposed action, there exists no Default or Event of Default; and provided, further, that the aggregate amount of such repurchases in 2001 shall not exceed 909,500 shares."

        3. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Amendment:

               3.1 Authorization. The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and this Amendment has been duly executed and delivered by the Company.

               3.2 Binding Obligation. This Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

               3.3 No Legal Obstacle to Amendment. The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and does not and will not:

                      (a) contravene the terms of any of the Company's Organization Documents;

                      (b) conflict with in any material respect or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject; or

                      (c) violate any material Requirement of Law.

               3.4 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against the Company of this Amendment other than that which has been obtained.

               3.5 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

               3.6 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

        4. Conditions, Effectiveness. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent:

               4.1 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of the Company.

               4.2 Authorizing Resolutions. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of the Amendment, as to the resolutions of the Company's board of directors authorizing the transactions contemplated by this Amendment.

               4.3 Amendment Fees. Payment to the Agent, for the pro rata benefit of each Bank approving this Amendment on or before 3:00 p.m., Pacific standard time, on December 17, 1999, of an amendment fee in an amount equal to
 .375% of the aggregate amount of the Commitments (after giving effect to the reduction thereof pursuant to Section 2.2 hereof) held by the Banks that have executed and delivered this Amendment by such time; payment to the Agent, for the pro rata benefit of each Bank approving this Amendment from and after 3:00 p.m., Pacific standard time, on December 17, 1999 but on or before 3:00 p.m., Pacific standard time, on December 23, 1999, of an amendment fee in an amount equal to .25% of the aggregate amount of the Commitments (after giving effect to the reduction thereof pursuant to Section 2.2 hereof) held by the Banks that have executed and delivered this Amendment during such period; and payment of all other fees and expenses of the Agent in connection with this Amendment (including, without limitation, the fees and expenses of the counsel to the Agent).

               4.4 Guarantor Affirmation. An acknowledgment and reaffirmation letter in the form of Exhibit A hereto, duly executed by the Guarantor.

               4.5 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Amendment and the Agreement and the compliance with the conditions set forth herein.

        5. Miscellaneous.

               5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

               5.2 Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Banks



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

to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

               5.3 Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.


               5.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.



                                        PACIFICARE HEALTH SYSTEMS, INC.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        BANK OF AMERICA, N.A., as Agent


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        BANK OF AMERICA, N.A., as a Bank


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE CHASE MANHATTAN BANK


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        CITICORP USA, INC.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE BANK OF NEW YORK


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        THE BANK OF NOVA SCOTIA


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        BANQUE NATIONALE DE PARIS


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        CHICAGO BRANCH


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        LOS ANGELES AGENCY


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND" NEW YORK BRANCH


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        By: ____________________________________
                                        Name: __________________________________

                                        Title: _________________________________


                                        SANWA BANK CALIFORNIA


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE SUMITOMO BANK, LIMITED,
                                        LOS ANGELES BRANCH


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        WELLS FARGO BANK, N.A.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        BANCA COMMERCIALE ITALIANA
                                        LOS ANGELES FOREIGN BRANCH


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        BANQUE PARIBAS


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        CIBC INC.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        COMMERZBANK AKTIENGESELLSCHAFT,
                                        LOS ANGELES BRANCH


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        CREDIT SUISSE FIRST BOSTON


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        BANK ONE, NA


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE FUJI BANK, LIMITED


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MELLON BANK, N.A.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        PNC BANK, N.A.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        THE SAKURA BANK, LTD.,
                                        LOS ANGELES AGENCY


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        SOCIETE GENERALE


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        THE TOKAI BANK, LIMITED,
                                        LOS ANGELES AGENCY


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        THE SANWA BANK, LIMITED,
                                        LOS ANGELES BRANCH


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                        BANK HAPOALIM B.M.


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________



                                        AIB INTERNATIONAL FINANCE


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                                                       EXHIBIT A
                                                              TO THIRD AMENDMENT
                                                             TO CREDIT AGREEMENT



                                December 8, 1999



PacifiCare Health Plan Administrators, Inc., successor by merger to
FHP International Corporation and
PacifiCare Operations, Inc.
5995 Plaza Drive
Cypress, California 90630

Attention: Chief Financial Officer

        Re:    Credit Agreement dated as of October 31, 1996

Ladies and Gentlemen:

        Please refer to (i) the Credit Agreement dated as of October 31, 1996, as amended by that certain First Amendment to Credit Agreement dated as of August 15, 1997 and that certain Second Amendment to Credit Agreement dated as of December 31, 1997, by and among PacifiCare Health Systems, Inc., as the borrower, the commercial lending institutions party thereto (the "Banks"), various co-agents, various managing agents and Bank of America, N.A., as agent (in such capacity, the "Agent") and (ii) the Guaranty dated as of October 31, 1996 from PacifiCare Operations, Inc. and the Guaranty dated as of February 14, 1997 of FHP International Corporation (each, a "Guaranty" and collectively, the "Guaranties"). We understand that you are the successor by merger to PacifiCare Operations, Inc. and FHP International Corporation. Pursuant to an amendment of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranties and (ii) acknowledge and agree that the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

PacifiCare Health Plan Administrators, Inc.
December 8, 1999
Page 2



        Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.



                                            Very truly yours,

                                            BANK OF AMERICA, N.A., as Agent



                                            By: ________________________________
                                                Title: _________________________

Acknowledged and Agreed to:

PacifiCare Health Plan Administrators, Inc., successor by merger to
PACIFICARE OPERATIONS, INC. and
FHP INTERNATIONAL CORPORATION


By: ________________________________________________
    Its: ___________________________________________